SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 10, 2003


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                0-10957           23-2215075
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(State or other jurisdiction    (Commission     (I.R.S. Employer
     of incorporation)          File Number)       Ident. No.)


             Philadelphia and Reading Avenues, Boyertown, PA 19512
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               (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code (610) 367-6001
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                                       N/A
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          (Former name or former address, if changed since last report)






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Item 5.  Other Events.
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         On February 10, 2003, National Penn Bancshares,  Inc. ("NPB"),  Panasia
Bank, N.A., a wholly-owned subsidiary of NPB ("Panasia"), and Woori America Bank, a New York state-chartered banking institution ("Woori America"), entered into an Agreement (the "Agreement") which provides for, among other things, the sale of Panasia to Woori America for $34.5 million in cash, and subsequent thereto, the merger of Panasia into Woori America, with Woori America surviving the merger (the sale and the merger are collectively referred to herein as the "Transactions").

         Concurrently with the execution of the Agreement, Woori Bank, a Korean banking institution and parent company of Woori America Bank ("Woori"), executed a Guaranty Agreement in favor of NPB and Panasia ("Guaranty Agreement"). The Guaranty Agreement provides, among other things, for a cash capital contribution of at least $15 million U.S. dollars by Woori to Woori America.

         The Agreement also provides that, immediately prior to closing, Panasia will pay to NPB the fees and expenses of NPB's attorneys, accountants and investment bankers incurred in connection with the Transactions, but not to exceed $650,000.

         NPB and Panasia anticipate that closing of the Transactions will occur in third quarter 2003. Closing of the Transactions is subject to a number of conditions, including the receipt of all required regulatory approvals (the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the New York State Department of Banking) and the absence of a material adverse change (as defined in the Agreement) at Panasia. Although the Agreement provides that Woori must file applications for all required regulatory approvals by March 27, 2003 and process them diligently and on a priority basis, no assurance can be given that all required regulatory approvals will be obtained, that all closing conditions will be satisfied or waived, or that the Transactions will in fact be consummated.

         The foregoing description of the Agreement and the related Guaranty Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement and the Guaranty Agreement, which are filed herein as Exhibits 2.1 and 2.2, respectively.

         NPB anticipates that the proceeds from the sale of Panasia will be used for general corporate purposes, including, but not limited to, capital contributions to National Penn Bank to support its growth strategies, for working capital, for repurchases of common stock, and for repayment of debt. NPB may also use a portion of the sale proceeds to fund future acquisitions, although NPB does not presently have any understandings with respect to any such future acquisitions. NPB


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may also use the sale proceeds to make investments in marketable securities.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(c) Exhibits.

         2.1  -   Agreement  dated  February  10,  2003 among  National  Penn
                  Bancshares, Inc., Panasia Bank, N.A., and Woori America Bank.

         2.2  -   Guaranty  Agreement dated February 10, 2003 of Woori Bank in favor of National Penn Bancshares, Inc. and Panasia Bank, N.A.

         99   -   Press  Release  dated  February 10, 2003,  of National  Penn
                  Bancshares, Inc. (filed pursuant to Item 9 hereof).

Item 9.  Regulation FD Disclosure
----------------------------------

         On February 10, 2003, National Penn Bancshares, Inc. issued a press release concerning its proposed sale of Panasia Bank, N.A. (discussed at Item 5 hereof). This press release is filed herein, as part of this Item 9, as Exhibit 99.











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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL PENN BANCSHARES, INC.


                                           By /s/ Glenn E. Moyer
                                              -------------------------------
                                                  Glenn E. Moyer
                                                  Executive Vice President


Dated:  February 14, 2003













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                                  EXHIBIT INDEX


Exhibit Number                              Description

         2.1      Agreement   dated   February  10,  2003  among  National  Penn
                  Bancshares, Inc., Panasia Bank, N.A., and Woori America Bank.

         2.2 Guaranty Agreement dated February 10, 2003 of Woori Bank in favor of National Penn Bancshares, Inc. and Panasia Bank, N.A.

         99 Press Release dated February 10, 2003, of National Penn Bancshares, Inc. (filed pursuant to Item 9 hereof).



























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